FOURTH OMNIBUS AMENDMENT
                      TO CERTAIN OF THE OPERATIVE DOCUMENTS

         THIS FOURTH AMENDMENT dated as of July 12, 2001 (this "Amendment") amends (i) the Participation Agreement, as amended, dated as of October 29, 1999 (the "Participation Agreement"), entered into by and among ROBERT MONDAVI PROPERTIES, INC., a California corporation, as the Lessee and Construction Agent (in its capacity as lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); THE ROBERT MONDAVI CORPORATION, a California corporation, as a Guarantor (individually the "Guarantor"); R.M.E. INC., a California corporation, as a Guarantor (individually, the "Guarantor" and, collectively with The Robert Mondavi Corporation, the "Guarantors"); RMP 1999 TRUST, a grantor trust, as the Lessor Trust (the "Lessor Trust"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, individually as set forth herein and as Trustee under the Lessor Trust ("Owner Trustee"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as a Certificate Holder (together with any permitted successors and assigns thereto, each a "Certificate Holder" and collectively the "Certificate Holders"); HARRIS TRUST AND SAVINGS BANK, as Agent Certificate Holder for the Certificate Holders (in such capacity, the "Agent Certificate Holder"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking organization

         ("Harris"), and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; Harris Trust and Savings Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders; and BMO GLOBAL CAPITAL SOLUTIONS, INC., a Delaware corporation, as Arranger (in such capacity, the "Arranger"); (ii) the Loan Agreement, as amended, dated as of October 29, 1999 (the "Loan Agreement"), among the Lessor Trust, the Lenders and the Administrative Agent; (iii) the Master Lease and Deed of Trust, as amended and supplemented, dated as of October 29, 1999 (the "Master Lease"), between the Lessor Trust and the Lessee and (iv) the Assignment of Lease and Rent, as amended and supplemented, dated as of October 29, 1999 (the "Assignment") from the Lessor Trust, as Assignor, to the Administrative Agent for the Lenders, as Assignee. Terms defined in the Participation Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger have entered into the Participation Agreement;

         WHEREAS, the Lessor Trust, the Lenders and the Administrative Agent have entered into the Loan Agreement;

         WHEREAS, the Lessor Trust and Lessee have entered into the Master
Lease;

         WHEREAS, the Lessor Trust and Administrative Agent for the Lenders have entered into the Assignment; and

         WHEREAS, the parties hereto desire to amend the Participation Agreement, the Loan Agreement, the Master Lease and Assignment as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Amendment to Participation Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Participation Agreement shall be amended in accordance with Sections 1.1 through 1.8:

         Section 1.1. Funding Requests - Construction Costs. Section 6.2(i) of the Participation Agreement shall be amended by deleting the period at the end thereof and substituting in its place the phrase "or Section 2.4(c) of the Loan Agreement."

         Section 1.2. Completion Costs and Construction Termination Costs. The Participation Agreement shall be amended by inserting in the appropriate numerical order a new section, Section 7.12, as follows:

                  "Section 7.12. Completion Costs and Construction Completion Costs. The Administrative Agent and the Agent Certificate Holder agree that no Completion Costs or Construction Termination Costs will be incurred without the prior consent of the Required Banks."

         Section 1.3. Representations of the Lessee and the Guarantors - Tax Returns. Section 8.2(m) of the Participation Agreement shall be amended by deleting the phrase "Section 10.2(b)" in the last line thereof and substituting in its place the phrase "Section 10.2(a)" therefor.

         Section 1.4. General Indemnification - Basic Lease Term. The proviso at the end of Section 13.1(b) of the Participation Agreement shall be amended by amending and restating clause (4) thereof as follows:

                  "(4) any Claim arising in respect to the Property to the extent attributable to acts or events occurring in the period after the Lessee ceases to lease the Property from the Lessor Trust under the related Lease to the extent caused by Lessor Trust, provided that the facts supporting such Claim occur after such period."

         Section 1.5. Environmental Indemnity. The proviso at the end of Section
13.3 of the Participation Agreement shall be amended by inserting the phrase "to the extent caused by Lessor Trust" immediately after the phrase "Property from the Lessor Trust under the related Lease Supplement" in line 5 thereof and immediately prior to the phrase ", provided that the facts" therein.

         Section 1.6. Aggregate Commitment Amount Definition. The definition of "Aggregate Commitment Amount" in Appendix A to the Participation Agreement is amended by deleting the amount "$115,000,000" therein and substituting the amount "$129,400,000" therefor.

         Section 1.7. Amendment to Limited Recourse Default Definition. The definition of "Limited Recourse Default" in Appendix A to the Participation Agreement shall be amended by inserting a period immediately after the phrase "observed and performed)" in line 11 thereof and deleting the remainder of such definition in its entirety.

         Section 1.8. Form of Commitments. Schedule I to the Participation Agreement shall be amended and restated in its entirety by replacing such with Exhibit A attached hereto. The Lessor Trust agrees that it shall (i) execute and deliver to each Lender whose Commitment has changed, a Note evidencing such Lender's revised Commitment and (ii) execute and deliver to each Certificate Holder whose Commitment has changed, a Certificate evidencing such Certificate Holder's revised Commitment.

         Section 2. Amendment to Loan Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Loan Agreement shall be amended in accordance with Sections 2.1 through 2.2:

         Section 2.1. Commitment. The Second Recital to the Loan Agreement shall be amended by replacing the dollar amount "$111,550,000" with the dollar amount "$125,518,000" therefor.

         Section 2.2. Indemnification. Section 8.7 to the Loan Agreement shall be amended by deleting the phrases "liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements" in lines 5 and 12 thereof and substituting in their place the word "Claims" therefor.

         Section 3. Amendment to Master Lease. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Master Lease shall be amended in accordance with Section 3.1:

         Section 3.1. Exhibit A-1 to the Master Lease shall be amended by (i) replacing the dollar amount "$115,000,000" in the first Notice provision on the first page thereof with the dollar amount "$129,400,000" therefor; (ii) replacing the dollar amount "$115,000,000" in line 14 of paragraph 5(b) thereof with the dollar amount "$129,400,000" therefor and (iii) replacing the phrase "One Hundred Fifteen Million Dollars ($115,000,000)" in paragraph 11 thereof with the phrase "One Hundred Twenty Nine Million Four Hundred Thousand Dollars ($129,400,000)" therefor.

         Section 4. Amendment to Assignment. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Assignment shall be amended in accordance with Section 4.1:

         Section 4.1. The First Recital to the Assignment shall be amended by replacing the dollar amount "$115,000,000" with the dollar amount "$129,400,000" therefor.

         Section 5. Amendment to each Operative Document. Effective on (and subject to the occurrence of) the Amendment Effective Date, each Operative Document shall be amended in accordance with Section 5.1:

         Section 5.1. Owner Trustee. Each references in each Operative Document to "First Security Bank, National Association" shall be and is hereby deleted and amended and deemed to be "Wells Fargo Bank Northwest, N.A. (formerly known as First Security Bank, National Association)".

           Section 6. Consent. Pursuant to Lease Supplement No. 8, the Lessor Trust has leased the Subject Property commonly known as the "Hillside Vineyard" to Robert Mondavi Properties, Inc. Such Subject Property is a "Completed Property" pursuant to the Master Lease and therefore the Basic Lease Term of the Master Lease commenced on the Acquisition Date of such Subject Property. Notwithstanding the terms and provisions of the Participation Agreement and the other Operative Documents, in order to permit Construction Agent to renovate, re-plant or refurbish the Hillside Vineyard, or portions thereof and finance such renovation, re-planting or refurbishment under the Participation Agreement, the undersigned hereby agree with Construction Agent that upon Construction Agent's written request to the Administration Agent, portions of the "Hillside Property" of not less than fifty contiguous acres may be removed from Lease Supplement No. 8 and leased pursuant to a new Lease Supplement under the Master Lease as an Uncompleted Property, provided that the Construction Agent complies with all the conditions precedent and provisions of the Participation Agreement for an Uncompleted Property.

         Section 7. Confirmation. (a) The confirmation pursuant to this Section 7 specifically references (i) that certain Third Omnibus Amendment to Certain of the Operative Documents, dated as of June 23, 2000, executed by Lessee and Construction Agent, the Guarantors, the Agent Certificate Holder, the Administrative Agent, the Arranger, the Lessor Trust, the Lenders and the Certificate Holders, (ii) that certain First Amendment to Amended and Restated Supplement No. 4 to Assignment of Lease and Rent, dated as June 23, 2000 made by Lessor Trust in favor of Administrative Agent, (iii) that certain First Amendment to Amended and Restated Lease Supplement NO. 4 dated as of June 23, 2000 between the Lessee and Lessor Trust, (iv) that certain First Amendment To Supplement No. 7 to Assignment of Lease and Rent is dated as of June 23, 2000 made by Lessor Trust in favor of Administrative Agent and (v) that certain First Amendment to Lease Supplement No. 7 dated as of June 23, 2000 between the Lessee and Lessor Trust (herein, the above-referenced Amendments shall be collectively referred to as the "Confirmation Documents").

         (b) The undersigned each hereby acknowledge, agree to and affirm (i) the Confirmation Documents, although dated prior to the execution of those certain underlying agreements listed on Exhibit B hereto, were executed concurrently with such agreements, (ii) the Confirmation Documents are deemed to have been executed and dated as of the same date as the underlying agreements listed on Exhibit B and respectively amended thereby, and (iii) the Amendments and those certain underlying agreements listed on Exhibit B, as amended, are currently enforceable and in full force and effect.

           Section 8. Representations and Warranties. The Lessee and Guarantor represent and warrant to the Agent and the Lenders that, after giving effect hereto, (a) each representation and warranty set forth in Section 8.2 of the Participation Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Lessee and Guarantor with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Event of Default or Unmatured Event of Default exists.

         Section 9. Effectiveness. The amendments set forth in Sections 1 through 5 above, the consent set forth in Section 6 above and the confirmation set forth in Section 7 above shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger, (b) copies of corporate action of the respective Board of Directors of the Lessee and each Guarantor taken by such respective Board of Directors relative to this Amendment certified by a secretary or assistant secretary as of the date hereof to be true and correct and in full force and effect as of such date; (c) Opinions of Counsel for Lessee and each Guarantor addressed to the Administrative Agent, the Agent Certificate Holder, the Lessor Trust, the Owner Trustee, each of the Lenders and each of the Certificate Holders in a form reasonably satisfactory to the Administrative Agent; (d) execution, delivery and recordation of Amendments to the each existing Lease Supplement, Assignment and, as necessary, supplements thereto encompassing the amendments set forth herein; (e) a Note executed and delivered by the Lessor Trust for the benefit of each Lender whose Commitment changed pursuant to Section 1.2 hereof evidencing such Lender's revised Commitment and (f) a Certificate executed and delivered by the Lessor Trust for the benefit of each Certificate Holder whose Commitment changed pursuant to
Section 1.2 hereof evidencing such Certificate Holder's revised Commitment.

          Section 10. Reaffirmation of Guaranty. The Guarantors heretofore executed and delivered to the Lessor Trust, the Owner Trustee, the Lenders, the Certificate Holders, the Administrative Agent and the Agent Certificate Holder the Guaranty dated October 29, 1999. The Guarantors hereby consent to this Amendment and confirm that the Guaranty and all of the Guarantors' obligations thereunder remain in full force and effect with respect to the obligations guaranteed thereunder as such obligations have been amended and increased by this Amendment. The Guarantors further agree that the consent of the Guarantors to any further amendments to the Operative Documents shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

         Section 11. Miscellaneous.

         Section 11.1. Continuing Effectiveness, etc. As herein amended, the Participation Agreement, the Loan Agreement, the Master Lease and the Assignment shall remain in full force and effect and are hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Participation Agreement, the Loan Agreement, the Master Lease, the Assignment and the other Operative Documents to "Participation Agreement" or "Loan Agreement" or "Master Lease" or "Assignment" or similar terms shall refer to the Participation Agreement, the Loan Agreement, the Master Lease and the Assignment as amended hereby.

         Section 11.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         Section 11.3. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.

        Section 11.4. Successors and Assigns. This Amendment shall be binding upon the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger and their respective successors and assigns, and shall inure to the benefit of the Lessee, Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent and the respective successors and assigns of the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                               ROBERT MONDAVI PROPERTIES, INC., as Lessee and
                                 Construction Agent


                               By
                                     Name
                                     Its

                               THE ROBERT MONDAVI CORPORATION, as a Guarantor


                               By
                                     Name
                                     Its



                               R.M.E. INC., as a Guarantor


                               By
                                     Name
                                     Its

                               HARRIS TRUST AND SAVINGS BANK, as Agent
                                   Certificate Holder and as a
                                   Certificate Holder


                               By
                                     Name
                                     Its


                               HARRIS TRUST AND SAVINGS BANK, as Administrative
                                   Agent and as a Lender


                               By
                                     Name
                                     Its

                                 BMO GLOBAL CAPITAL SOLUTIONS, INC., as Arranger


                                 By
                                       Name
                                       Its


                                 WELLS FARGO BANK NORTHWEST, N.A., (formerly
                                     known as First Security Bank, National
                                     Association), not in its individual
                                     capacity, except as expressly provided
                                     herein, but solely as Owner Trustee


                                     By______________________________________
                                       Name
                                       Its


                                 RMP 1999 TRUST, as Lessor Trust

                                 By:   Wells Fargo Bank Northwest, N.A.,
                                     (formerly known as First Security Bank,
                                      National Association), not in its
                                      individual capacity but solely as Owner
                                      Trustee


                                 By
                                       Name
                                       Its


                                 BANK OF AMERICA, N.A., as a Lender and
                                      Certificate Holder


                                 By
                                       Name
                                       Its

                                CREDIT AGRICOLE INDOSUEZ, as a Lender and
                                    Certificate Holder


                                By
                                    Name
                                    Its


                                By
                                    Name
                                    Its



                                COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                   B.A., "RABOBANK INTERNATIONAL", NEW YORK
                                   BRANCH, as a Lender and Certificate Holder


                                By
                                    Name
                                    Its


                                By
                                    Name
                                    Its



                                    AMERICAN AGCREDIT, PCA (also known as
                                    Pacific Coast Farm Credit Services, PCA), as a Lender and Certificate Holder


                                By
                                    Name
                                    Its

                                    EXHIBIT A

                                   SCHEDULE I
                           TO PARTICIPATION AGREEMENT

                                                              COMMITMENT
              PARTICIPANT                COMMITMENT           PERCENTAGE


                LENDERS

Harris Trust and Savings Bank           $33,950,000            26.2365%

Bank of America, N.A.                   $23,668,000            18.2906%

Credit Agricole Indosuez                $24,250,000            18.7403%

Rabobank International                  $19,400,000            14.9923%

American AgCredit, PCA                  $24,250,000            18.7403%

                                       $125,518,000            97.0000%

          CERTIFICATE HOLDERS

Harris Trust and Savings Bank            $1,050,000             0.8114%

Bank of America, N.A.                   $   732,000             0.5657%

Credit Agricole Indosuez                $   750,000             0.5796%

Rabobank International                  $   600,000             0.4637%

American AgCredit, PCA                   $  750,000             0.5796%

         TOTAL                          $ 3,882,000             3.0000%


         TOTAL COMMITMENT              $129,400,000              100%

                                    EXHIBIT B

                              UNDERLYING AGREEMENTS

          1. Amended and Restated Supplement No. 4 to Assignment of Lease and Rent, dated as of July 10, 2000, made by Lessor Trust in favor of the Administrative Agent.

          2. Amended and Restated Lease Supplement No. 4, dated as of July 10, 2000 between Lessee and Lessor Trust.

          3. Supplement No.7 to Assignment of Lease and Rent, dated as of July 10, 2000, made by Lessor Trust in favor of the Administrative Agent.

          4. Lease Supplement No. 7, dated as of July 10, 2000, between Lessee and lessor Trust.